   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 10, 1997.


                                                      REGISTRATION NO. 333-19449
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2

                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              SPECTRAN CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           DELAWARE                                                       04-2729372
               (STATE OR OTHER JURISDICTION OF                                          (IRS EMPLOYER
                INCORPORATION OR ORGANIZATION)                                      IDENTIFICATION NUMBER)

                                  50 HALL ROAD
                        STURBRIDGE, MASSACHUSETTS 01566
                                 (508) 347-2261
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                            RAYMOND E. JAEGER, PH.D.
                             CHAIRMAN OF THE BOARD
                              SPECTRAN CORPORATION
                                  50 HALL ROAD
                        STURBRIDGE, MASSACHUSETTS 01566
                                 (508) 347-2261
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                   COPIES TO:

                    IRA S. NORDLICHT, ESQ.                                          WILLIAM C. LANCE, ESQ.
                     HACKMYER & NORDLICHT                                              PEABODY & BROWN
                       645 FIFTH AVENUE                                               101 FEDERAL STREET
                   NEW YORK, NEW YORK 10022                                      BOSTON, MASSACHUSETTS 02110
                        (212) 421-6500                                                  (617) 345-1000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]


                            ------------------------


    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES



 1.1      Proposed Form of Underwriting Agreement. (Incorporated by reference from
          Registrant's Registration Statement on Form S-3 (Reg. No. 333-19449) filed January
          9, 1997.)
 3.1      Certificate of Incorporation of the Registrant, as amended. (Incorporated by reference to Registrant's Annual Report on Form 10-K for its fiscal year ended
          December 31, 1991.)
 3.2      By-Laws of the Registrant, as amended. (Incorporated by reference to Registrant's
          Annual Report on Form 10-K for its fiscal year ended December 31, 1991.)
 4.5      Form of Stock Certificate for Voting Common Stock. (Incorporated by reference to
          Registrant's Registration Statement on Form S-1 (Reg. No. 2-83172) effective June
          2, 1983.)
 5.1      Opinion of Hackmyer & Nordlicht.
10.1      Registrant's 1991 Incentive Stock Option Plan. (Incorporated by reference to the
          Registrant's Proxy Statement dated April 9, 1991.)
10.7      License Agreement dated August 15, 1981 between the Registrant and Western Electric
          Company, Incorporated. (Incorporated by reference to Registrant's Registration
          Statement on Form S-1 (Reg. No. 2-83172) effective June 2, 1983.) (Registrant has been granted confidential treatment of portions of this Exhibit.)
10.46     Common Stock Purchase Warrant issued to Allen & Company Incorporated. (Incorporated by reference to the Registrant's Annual Report on Form 10-K for its fiscal year ended December 31, 1990.)
10.49     License Agreement dated as of the first day of January 1991 by and between the
          Registrant and Corning Incorporated. (Registrant has been granted confidential treatment of portions of this Exhibit.) (Incorporated by reference to Registrant's
          Annual Report on Form 10-K for its fiscal year ended December 31, 1991.)
10.53     Asset Purchase Agreement between Ensign-Bickford Optics Company and SpecTran
          Specialty Optics Company dated February 18, 1994. (Incorporated by reference to the
          Registrant's Report on Form 8-K dated March 3, 1994.)
10.54     Stock Purchase Agreement between Ensign-Bickford Optical Technologies, Inc. and
          EBOT Acquisition Corp. dated February 18, 1994. (Incorporated by reference to the
          Registrant's Report on Form 8-K dated March 3, 1994.)
10.55     Lease between 150 Fisher Associates Limited Partnership and SpecTran Specialty
          Optics Company dated February 18, 1994. (Incorporated by reference to the
          Registrant's Report on Form 10-K dated March 30, 1994.)
10.56     Lease between Avon Park Properties and SpecTran Specialty Optics Company dated
          February 18, 1994. (Incorporated by reference to the Registrant's Report on Form
          10-K dated March 30, 1994.)
10.57     Lease between Avon Park Properties and SpecTran Specialty Optics Company dated
          February 18, 1994. (Incorporated by reference to the Registrant's Report on Form
          10-K dated March 30, 1994.)
10.61     Stock Purchase Agreement among APD Acquisition Corp. and Irving N. Dwyer, David P.
          DaVia, The Irving N. Dwyer and Annette M. Dwyer Charitable Remainder Trust and The
          DaVia Charitable Remainder Trust. (Incorporated by reference to the Registrant's
          Report on Form 10-K dated March 31, 1995)
10.62     Directors Retirement Plan dated December 27, 1995. (Incorporated by reference to the Registrant's Report on Form 10-K dated March 29, 1996)
10.63     Registrant's Employee Profit Sharing Plan as revised and adopted effective January
          1, 1995. (Incorporated by reference to the Registrant's Report on Form 10-K dated
          March 29, 1996)
10.64     Lease between Mark C. Yellin and Applied Photonic Devices, Inc. dated January 15,
          1996. (Incorporated by reference to the Registrant's Report on Form 10-K dated
          March 29, 1996)
10.65     Lease between Fabrilock, Inc. and Applied Photonic Devices, Inc. dated February 6,
          1996. (Incorporated by reference to the Registrant's Report on Form 10-K dated
          March 29, 1996)

10.69     Supplemental Retirement Agreement between SpecTran Corporation and Raymond E.
          Jaeger dated May 8, 1996. (Incorporated by reference to the Registrant's Quarterly
          Report on Form 10-Q dated August 9, 1996)
10.70     Supplemental Retirement Agreement between SpecTran Corporation and Bruce A. Cannon dated May 8, 1996. (Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q dated August 9, 1996)
10.71     Supplemental Retirement Agreement between SpecTran Corporation and Crawford L.
          Cutts dated May 8, 1996. (Incorporated by reference to the Registrant's Quarterly
          Report on Form 10-Q dated August 9, 1996)
10.72     Supplemental Retirement Agreement between SpecTran Corporation and William B. Beck dated May 8, 1996. (Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q dated August 9, 1996)
10.73     Supplemental Retirement Agreement between SpecTran Corporation and John E. Chapman dated May 8, 1996. (Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q dated August 9, 1996)
10.74     Lease between CRJ Realty Trust and SpecTran Communication Fiber Technologies, Inc.
          dated July 22, 1996. (Incorporated by reference to the Registrant's Quarterly
          Report on Form 10-Q dated August 9, 1996)
10.75     Contractual Agreement Between Lucent Technologies Inc. and SpecTran Corporation
          dated October 3, 1996. (Registrant has been granted confidential treatment for portions of this Exhibit) (Incorporated by reference to the Registrant's Quarterly
          Report on Form 10-Q/A dated February 3, 1997)
10.76     Three Year Multimode Optical Fiber Supply Contract between Corning Incorporated and
          SpecTran Corporation dated as of January 1, 1996. (Registrant has been granted confidential treatment for portions of this Exhibit) (Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q/A dated February 3, 1997)
10.79     Key Employee Incentive Plan effective as of January 1, 1996. (Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q dated November 13,
          1996)
10.80     Employment Agreement between SpecTran Corporation and Raymond E. Jaeger dated as of
          December 14, 1992. (Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q dated November 13, 1996)
10.81     Employment Agreement between SpecTran Corporation and Bruce A. Cannon dated as of
          December 14, 1992. (Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q dated November 13, 1996)
10.82     Employment Agreement between SpecTran Corporation and John E. Chapman dated as of
          December 14, 1992. (Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q dated November 13, 1996)
10.83     Employment Agreement between SpecTran Corporation and Crawford L. Cutts dated as of
          January 1, 1996. (Incorporated by reference to the Registrant's Quarterly Report on
          Form 10-Q dated November 13, 1996)
10.84     Employment Agreement between SpecTran Corporation and William B. Beck dated as of
          February 18, 1994. (Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q dated November 13, 1996)
10.85     Employment Agreement between SpecTran Corporation and Glenn E. Moore dated as of
          December 1995. (Incorporated by reference to the Registrant's Quarterly Report on
          Form 10-Q dated November 13, 1996)
10.86     Note Purchase Agreement between SpecTran Corporation and Massachusetts Mutual Life
          Insurance Company dated as of December 1, 1996. (Incorporated by reference to the
          Registrant's Current Report on Form 8-K dated December 31, 1996)
10.87     Note Purchase Agreement between SpecTran Corporation and CM Life Insurance Company dated as of December 1, 1996. (Incorporated by reference to the Registrant's
          Current Report on
          Form 8-K dated December 31, 1996)

10.88     Note Purchase Agreement between SpecTran Corporation and The Mutual Life Insurance
          Company of New York dated as of December 1, 1996. (Incorporated by reference to the
          Registrant's Current Report on Form 8-K dated December 31, 1996)
10.89     Note Purchase Agreement between SpecTran Corporation and Atwell & Co. dated as of
          December 1, 1996. (Incorporated by reference to the Registrant's Current Report on
          Form 8-K dated December 31, 1996)
10.90     Security Agreement among SpecTran Corporation, SpecTran Communication Fiber
          Technologies, Inc., SpecTran Specialty Optics Company, Applied Photonic Devices,
          Inc. and Fleet National Bank, as Trustee, dated as of December 1, 1996.
          (Incorporated by reference to the Registrant's Current Report on Form 8-K dated
          December 31, 1996)
10.91     Trademark Security Agreement among SpecTran Corporation, SpecTran Communication
          Fiber Technologies, Inc, SpecTran Specialty Optics Company, Applied Photonic
          Devices, Inc. and Fleet National Bank, as Trustee, dated as of December 1, 1996.
          (Incorporated by reference to the Registrant's Current Report on Form 8-K dated
          December 31, 1996)
10.92     Patent Collateral Assignment among SpecTran Corporation, SpecTran Communication
          Fiber Technologies, Inc, SpecTran Specialty Optics Company, Applied Photonic
          Devices, Inc. and Fleet National Bank, as Trustee, dated as of December 1, 1996.
          (Incorporated by reference to the Registrant's Current Report on Form 8-K dated
          December 31, 1996)
10.93     Pledge Agreement among SpecTran Corporation, SpecTran Communication Fiber
          Technologies, Inc, SpecTran Specialty Optics Company, Applied Photonic Devices,
          Inc. and Fleet National Bank, as Trustee, dated as of December 1, 1996.
          (Incorporated by reference to the Registrant's Current Report on Form 8-K dated
          December 31, 1996)
10.94     Mortgage, Assignment of Rents and Security Agreement by SpecTran Communication
          Fiber Technologies, Inc. to Fleet National Bank, as Trustee, dated as of December
          1, 1996. (Incorporated by reference to the Registrant's Current Report on Form 8-K dated December 31, 1996)
10.95     Open-End Mortgage, Assignment of Rents and Security Agreement by SpecTran Specialty
          Optics Company to Fleet National Bank, as Trustee, dated as of December 1, 1996.
          (Incorporated by reference to the Registrant's Current Report on Form 8-K dated
          December 31, 1996)
10.96     Guaranty Agreement dated as of December 1, 1996 by SpecTran Communication Fiber
          Technologies, Inc., SpecTran Specialty Optics Company and Applied Photonic Devices,
          Inc. in favor of Massachusetts Mutual Life Insurance Company, CM Life Insurance
          Company, The New York Mutual Life Insurance Company and Atwell & Co. (Incorporated
          by reference to the Registrant's Current Report on Form 8-K dated December 31,
          1996)
10.97     Loan Agreement among SpecTran Corporation, SpecTran Communication Fiber
          Technologies, Inc., SpecTran Specialty Optics Company, Applied Photonic Devices,
          Inc. and Fleet National Bank dated as of December 1, 1996. (Incorporated by reference to the Registrant's Current Report on Form 8-K dated December 31, 1996)
10.98     Limited Liability Company Agreement of General Photonics, LLC between Applied
          Photonic Devices, Inc. and General Cable Industries, Inc. dated as of December 23,
          1996. (Incorporated by reference to the Registrant's Current Report on Form 8-K dated January 8, 1997)
10.99     Asset Purchase Agreement among Applied Photonic Devices, Inc., SpecTran
          Corporation, General Cable Corporation and General Cable Industries, Inc. dated as of December 23, 1996. (Incorporated by reference to the Registrant's Current Report on Form 8-K dated January 8, 1997)
10.100    Investor's Representations, Contribution Agreement and Subscription Agreement among
          Applied Photonic Devices, Inc., SpecTran Corporation and General Photonics, LLC
          dated as of December 23, 1996. (Incorporated by reference to the Registrant's
          Current Report on Form 8-K dated January 8, 1997)
10.101    Non-Competition Agreement among General Cable Industries, Inc., General Cable
          Corporation, Applied Photonic Devices, Inc., SpecTran Corporation and General
          Photonics, LLC dated December 23, 1996. (Registrant has been granted confidential treatment for portions of this Exhibit) (Incorporated by reference to the
          Registrant's Current Report on Form 8-K/A dated February 3, 1997)

10.102    Standstill Agreement among General Cable Industries, Inc., General Cable
          Corporation and SpecTran Corporation dated as of December 23, 1996. (Incorporated by reference to the Registrant's Current Report on Form 8-K dated January 8, 1997)
10.103    Letter amendment to Three Year Multimode Optical Fiber Supply Contract between
          Corning Incorporated and SpecTran Corporation dated as of January 1, 1996.
          (Registrant has been granted confidential treatment for portions of this Exhibit.)
          (Incorporated by reference from Registrant's Current Report on Form 8-K/A dated
          February 3, 1997)
10.104    Letter amendment to Employment Agreement between SpecTran Specialty Optics Company and William B. Beck dated April 18, 1996. (Incorporated by reference to the
          Registrant's Current Report on Form 8-K dated January 8, 1997)
10.105    Cross-Indemnity Agreement between SpecTran Corporation and Allen & Company
          Incorporated.
23.1      Report and Consent of KPMG Peat Marwick. (Incorporated by reference to the
          Registrant's Registration Statement on Form S-3 (Reg. No. 333-19449) filed January
          9, 1997)
23.2      Consent of Hackmyer & Nordlicht. (Included in the opinion of counsel set forth as
          Exhibit 5.1)
24.0      Power of Attorney. (Incorporated by reference to the Registrant's Registration
          Statement on Form
          S-3 (Reg. No. 333-19449) filed January 9, 1997)


ITEM 17.  UNDERTAKINGS


     5. (i) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.



     (ii) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 2 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sturbridge, State of Massachusetts, on February 10, 1997.



                                            SPECTRAN CORPORATION


                                                    /S/  RAYMOND E. JAEGER,
                                                        PH.D.
                                            By:.................................
                                                  RAYMOND E. JAEGER, PH.D.
                                                   CHAIRMAN OF THE BOARD


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated.



                SIGNATURE                               TITLE                        DATE
------------------------------------------  ------------------------------    ------------------

        /s/  DR. RAYMOND E. JAEGER          Chairman of the Board of           February 10, 1997
 ........................................     Directors (principal
          DR. RAYMOND E. JAEGER               executive officer)

           /s/  GLENN E. MOORE              President, Chief Executive         February 10, 1997
 ........................................     Officer and Director
              GLENN E. MOORE

           /s/  BRUCE A. CANNON             Senior Vice President, Chief       February 10, 1997
 ........................................     Financial Officer,
             BRUCE A. CANNON                  Secretary, Treasurer and
                                              Director (principal
                                              financial officer and
                                              principal accounting
                                              officer)

                    *                       Senior Vice President --           February 10, 1997
 ........................................     Technology and Director
             JOHN E. CHAPMAN

          /s/   IRA S. NORDLICHT            Director                           February 10, 1997
 ........................................
             IRA S. NORDLICHT

                    *                       Director                           February 10, 1997
 ........................................
            DR. PAUL D. LAZAY

                    *                       Director                           February 10, 1997
 ........................................
           RICHARD M. DONOFRIO
                                            Director
 ........................................
             DR. LILY K. LAI


---------------

* By Bruce A. Cannon as attorney-in-fact

                                 EXHIBIT INDEX


EXHIBITS                                       DESCRIPTION
--------   -----------------------------------------------------------------------------------
 5.1       Opinion of Hackmyer & Nordlicht.
10.105     Cross-Indemnity Agreement between SpecTran Corporation and Allen & Company
           Incorporated.
23.2       Consent of Hackmyer & Nordlicht. (Included in the opinion of counsel set forth as
           Exhibit 5.1)